TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT TWO

033-19946       HV-1524 – Group Variable Annuity Contracts

Supplement dated May 22, 2019 to your Prospectus

FUND REORGANIZATION

INVESCO OPPENHEIMER V.I. GLOBAL FUND – SERIES II

On January 11, 2019, the Board of Trustees of the trust unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Oppenheimer Global Fund/VA (the “Merging Fund”) into the Invesco Oppenheimer V.I. Global Fund, a newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the Acquiring Fund of equal value to the value of the shares of the Merging Fund as of the close of business on or about May 24, 2019 (the “Closing Date”).  Shareholders of record approved the Reorganization for the Merging Fund on April 12, 2019.

The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

As a result of the Reorganization, if any of your Participant Account value was allocated to the Merging Fund Sub-Account, that amount will be merged into the Acquiring Fund Sub-Account.  If any portion of your future Contribution is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract.  Effective as of the Closing Date, any transaction that included an allocation to the Merging Fund Sub-Account will be allocated automatically to the Acquiring Fund Sub-Account.  Effective as of the Closing Date, unless you direct us otherwise, if you are enrolled in any Dollar Cost Averaging Program, Asset Rebalancing Program, or other administrative program that includes transfers of Participant Account value or allocation to the Merging Fund Sub-Account, your enrollment was terminate automatically.  Please contact us to re-enroll in the Dollar Cost Averaging Program, Asset Rebalancing Program, or other administrative program that includes transfers of Participant Account value or allocation to the Acquiring Fund Sub-Account.

Effective as of the Closing Date, all references and information contained in the Prospectus for your Contract related to the Merging Fund will be deleted and replaced with the Acquiring Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.